MONEYGRAM INTERNATIONAL, INC.

2005 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Shares of Restricted Stock are hereby awarded by MoneyGram International, Inc., a Delaware corporation (Corporation), effective June 30, 2005, to ROBERT H. BOHANNON (Director) for his service as Chairman of the Board in accordance with the following terms and conditions:

1. Share Award. The Corporation hereby awards the Director 50,000 Shares (Shares) of Common Stock, par value $0.01 per share (Common Stock) of the Corporation pursuant to the MoneyGram International, Inc. 2005 Omnibus Incentive Plan (Plan), and upon the terms and conditions, and subject to the restrictions therein and hereinafter set forth.

2. Restrictions on Transfer and Restriction Period. During the period commencing on the effective date (Commencement Date) and terminating as set forth below (Restriction Period), the Shares shall be subject to forfeiture as provided in paragraph 3 below, and may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Director, except as hereinafter provided. The Restriction Period shall lapse and full ownership of the Shares will vest at the end of the Restriction Period, subject to forfeiture pursuant to paragraph 3.

(a) Fifty percent of the Shares on the date of grant; and

(b) Fifty percent of the Shares on the date of the 2006 annual meeting of shareholders of the Corporation.

The Board of Directors (Board) shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares, prior to the expiration of the Restriction Period with respect thereto, or to remove any or all of such restrictions, whenever the Board may determine that such action is appropriate by reason of change in applicable tax or other law, or other change in circumstances.

3. Forfeiture and Repayment Provisions.

(a) Termination of Chairmanship. Except as provided in this paragraph 3 and in paragraph 8 below or as otherwise may be determined by the Board, if Robert H. Bohannon ceases to be Chairman of the Board for any reason (Termination), prior to the 2006 annual meeting of shareholders of the Corporation, all shares which at the time of such Termination are subject to the restrictions imposed by paragraph 2 above shall upon such Termination be forfeited and returned to the Corporation. If a Termination results from the Director’s death or total or partial disability, the Restriction Period shall lapse, and the Shares shall cease to be subject to forfeiture, as of the date of the Termination.

(b) Non-Compete. Unless a Change of Control as defined in Section 8, below, shall have occurred after the date hereof:

(i) In order to better protect the goodwill of the Corporation and its Affiliates and to prevent the disclosure of the Corporation’s or its Affiliates’ trade secrets and confidential information and thereby help insure the long-term success of the business, the Director, without prior written consent of the Corporation, will not engage in any activity or provide any services, whether as a director, manager, supervisor, adviser, agent, consultant, owner of more than five (5) percent of any enterprise or otherwise, during his service as Director and for a period of two (2) years following the date of Director’s Termination for any reason, in connection with the manufacture, development, advertising, promotion, design, or sale of any service or product which is the same as or similar to or competitive with any services or products of the Corporation or its Affiliates (including both existing services or products as well as services or products known to the Director, as a consequence of Director’s service on the Board and/or his employment before the grant of the Shares with Viad Corp, to be in development) (such directorship and employment, collectively, Services):

(1) with respect to which the Director’s Services have been directly concerned at any time during the two (2) years preceding the Termination, or

(2) with respect to which during that period of time the Director, as a consequence of his performing the Services, acquired knowledge of trade secrets or other confidential information of the Corporation or its Affiliates.

(ii) For purposes of the provisions of paragraph 3(b), it shall be conclusively presumed that the Director has knowledge of information he was directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(iii) All Shares subject to the restrictions imposed by paragraph 2 above shall be forfeited and returned to the Corporation, if the Director engages in any conduct agreed to be avoided pursuant to the provisions of paragraph 3(b) at any time within two (2) years following the date of his Termination.

(iv) If, at any time within two (2) years following the date of the Director’s Termination, he engages in any conduct agreed to be avoided pursuant to the provisions of paragraph 3(b), then all consideration (without regard to tax effects) received directly or indirectly by the Director from the sale or other disposition of any of the Shares which vest during the two (2) year period prior to his Termination shall be paid by the Director to the Corporation, or such Shares shall be returned to the Corporation. The Director consents to the deduction from any amounts the Corporation or any of its Affiliates owes to him to the extent of the amounts he owes the Corporation hereunder.

(c) Misconduct. Unless a Change of Control shall have occurred after the date hereof:

(i) All consideration (without regard to tax effects) received directly or indirectly by the Director from the sale or other disposition of the Shares shall be paid by the Director to the Corporation or such Shares shall be returned to the Corporation, if the Corporation reasonably determines that at any time when he was performing Services:

(1) The Director knowingly participated in misconduct that causes a misstatement of the financial statements of the Corporation or any of the Affiliates or misconduct which represents a material violation of any code of ethics of the Corporation or any Affiliate applicable to the Director or of the “Always Honest” compliance program or similar program of the Corporation or any Affiliate, in each case as applicable to him at the time of such misconduct; or

(2) The Director was aware of and failed to report, as required by any code of ethics of the Corporation or any Affiliate applicable to him or by the “Always Honest” compliance program or similar program of the Corporation or any Affiliate, misconduct that causes a misstatement of the financial statements of the Corporation or any Affiliate or misconduct which represents a material knowing violation of any code of ethics of the Corporation or any Affiliate applicable to him or of the “Always Honest” compliance program or similar program of the Corporation or any Affiliate, in each case as applicable to him at the time of such failure.

(ii) The Director consents to the deduction from any amounts the Corporation or any of the Affiliates owes to him to the extent the amounts he owes any of them under this paragraph 3(c).

(d) Acts Contrary to Corporation. Unless a Change of Control shall have occurred after the date hereof, if the Corporation reasonably determines that at any time within two (2) years after the lapse of the Restriction Period the Director has acted significantly contrary to the best interests of the Corporation, including, but not limited to, any direct or indirect intentional disparagement of the Corporation, then all consideration (without regard to tax effects) received directly or indirectly by the Director from the sale or other disposition of all Shares which vest during the two (2) year period prior to the Corporation’s determination shall be paid by the Director to the Corporation, or such Shares shall be returned to the Corporation. The Director consents to the deduction from any amounts the Corporation or any of its Affiliates owes to him to the extent of the amounts he owes the Corporation under this paragraph 3(d).

(e) The Corporation’s reasonable determination required under Sections 3(c)(i) and 3(d) shall be made by the Board of Directors (other than the Director).

4. Certificates for the Shares. The Corporation shall arrange for the appropriate book entry, or the issuance of certificates, in respect of the Shares in the name of the Director, the number of Shares of which shall equal the amount of the award specified herein, subject to the restrictions set forth in paragraph 2 above with respect to the Shares represented thereby. Any such certificates for Shares which have not vested shall bear the following legend:

The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the MoneyGram International, Inc. 2004 Omnibus Incentive Plan and an Agreement entered into between the registered owner and MoneyGram International, Inc. Copies of such Plan and Agreement are on file with the Vice President-General Counsel of MoneyGram International, Inc., 1550 Utica Avenue South, Minneapolis, MN 55416.

The Director further agrees that simultaneously with his acceptance of this Agreement, he shall execute a stock power covering such award endorsed in blank and that he shall promptly deliver such stock power to the Corporation.

5. Rights. Except as otherwise provided herein, the Director, as owner of the Shares, shall have all rights of a shareholder, including, but not limited to, the right to receive all dividends paid on the Shares and the right to vote the Shares.

6. Expiration of Restriction Period. Upon the lapse or expiration of the Restriction Period with respect to any Shares, the Corporation shall redeliver to the Director the certificate (if any) in respect of such Shares and the related stock power held by the Corporation pursuant to paragraph 4 above. The Shares as to which the Restriction Period shall have lapsed or expired shall be free of the restrictions referred to in paragraph 2 above and such certificate (if any) shall not bear thereafter the legend provided for in paragraph 4 above.

To the extent permissible under applicable tax, securities, and other laws, the Director may elect to satisfy any tax liability arising as a result of the Restriction Period having lapsed by directing the Corporation to apply Shares to which he is entitled as a result of termination of the Restricted Period to satisfy such liability.

7. Adjustments for Changes in Capitalization of Corporation. In the event of a change in the Common Stock through stock dividends, stock splits, recapitalization or other changes in the corporate structure of the Corporation during the Restriction Period, the number of Shares of Common Stock subject to restrictions as set forth herein shall be appropriately adjusted and the determination of the Board of Directors of the Corporation as to any such adjustments shall be final, conclusive and binding upon the Director. Any Shares of Common Stock or other securities received, as a result of the foregoing, by the Director with respect to Shares subject to the restrictions contained in paragraph 2 above also shall be subject to such restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation, along with an executed stock power, in the manner provided in paragraph 4 above.

8. Effect of Change in Control. In the event of a Change in Control the restrictions applicable to any Shares awarded hereby shall lapse, and such Shares shall be free of all restrictions and become fully vested and transferable to the full extent of the original grant. A” Change in Control” will mean the happening of any of the following events:

(a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (A) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); excluding, however, the following: (i) any acquisition directly from the Corporation or any entity controlled by the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation or any entity controlled by the Corporation, (ii) any acquisition by the Corporation, or any entity controlled by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 8; or

(b) A change in the composition of the Board such that the individuals who, as of July 1, 2004, constitute the Board (such Board will be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 9(b), that any individual who becomes a member of the Board subsequent to July 1, 2004, whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) will be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board will not be so considered as a member of the Incumbent Board; or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction (the “Prior Stockholders”) will beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; and further excluding any disposition of all or substantially all of the assets of the Corporation pursuant to a spin-off, split-up or similar transaction (a “Spin-off”) if, immediately following the Spin-off, the Prior Shareholders beneficially own, directly or indirectly, more than 80% of the outstanding  shares of Common Stock and the combined voting power of the then Outstanding Voting Securities entitled to vote generally in the election of directors of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities; provided, that if another Corporate Transaction involving the Corporation occurs in connection with or following a Spin-off, such Corporate Transaction shall be analyzed separately for purposes of determining whether a Change of Control has occurred; or

(d) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

9. Plan and Plan Interpretations as Controlling. The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. The Plan provides that the Corporation’s Board of Directors may from time to time make changes therein, interpret it and establish regulations for the administration thereof. The Director, by acceptance of this Agreement, agrees to be bound by said Plan and such Board actions.

Shares may not be issued hereunder, or redelivered, whenever such issuance or redelivery would be contrary to law or the regulations of any governmental authority having jurisdiction.

IN WITNESS WHEREOF, the parties have caused this Restricted Stock Agreement to be duly executed.

Dated:	6/28/05	MONEYGRAM INTERNATIONAL, INC.

		By:	/s/

ATTEST:			PHILIP MILNE President and Chief Executive Officer

/s/

Teresa H. Johnson
Vice President, General Counsel and Secretary

or Assistant Secretary

This Restricted Stock Agreement shall be effective only upon execution by the Director and delivery to and receipt by the Corporation.

ACCEPTED:

/s/

Robert H. Bohannon	Date 6/05